Vanguard® Variable Annuity

Issued by

Transamerica Financial Life Insurance Company

SUPPLEMENT DATED APRIL 11, 2005

TO THE PROSPECTUSES DATED AUGUST 19, 2004

The following hereby amends, and to the extent inconsistent replaces, the corresponding Investment Options of the prospectus:

The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Wilshire 5000 Total Market Index by investing primarily in two Vanguard funds—Vanguard Variable Insurance Fund–Equity Index Portfolio, and Vanguard® Extended Market Index Fund. The Wilshire 5000 Total Market Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.